UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2015

MARINE PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16263	58-2572419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Buford Highway, Suite 520, Atlanta, Georgia 30329
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Marine Products Corporation is filing this Amendment No. 1 on Form 8-K/A solely to announce the press release that revised the previously announced record date for the next quarterly dividend. This Amendment does not modify or update in any way disclosures made in the Original 8-K that was filed on April 29, 2015.

Item 8.01  Other Events.

On April 29, 2015, Marine Products Corporation issued a press release titled “Marine Products Corporation Announces Revised Record Date for Regular Quarterly Cash Dividend – Payment Amount and Payable Date Unchanged.”  The press release revised the previously announced record date for the next quarterly dividend of $0.04 per share from May 8, 2015 to May 11, 2015.  The dividend remains payable on June 10, 2015.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99 - Press Release dated April 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marine Products Corporation

Date: April 29, 2015	/s/ Ben M. Palmer
Ben M. Palmer
Vice President,
Chief Financial Officer and Treasurer

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